UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 2, 2008
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Sypris Solutions, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-24020	61-1321992
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
101 Bullitt Lane, Suite 450 Louisville, Kentucky	40222
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (502) 329-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.
On June 2, 2008, the Company announced that the Federal Aviation Administration (FAA)
has awarded Sypris Test & Measurement, Inc., a wholly-owned subsidiary of Sypris
Solutions, a new multi-year contract that provides for on-site calibration repair services of various FAA owned test, measurement and diagnostic equipment (TMDE), located at an estimated 1,350 facilities throughout the continental United States, Alaska, Hawaii, South
Pacific and the Caribbean. This equipment is used to maintain operational capability of the
National Air Space System (NAS), and is critical to ensure a high level of safety for all air travel. The contract value, including all option years, exceeds $32 million. The full text of the press release is set forth in Exhibit 99 hereto.

The information in this Form 8-K and the attached Exhibit is being furnished pursuant to
Item 7.01 “Regulation FD Disclosure” and shall not be deemed “filed” for purposes of
Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the
Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits.

	Exhibit Number	Description of Exhibit
	99	Press release issued June 2, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	June 2, 2008	Sypris Solutions, Inc.

		By:	/s/ Anthony C. Allen
Anthony C. Allen
Vice President, Treasurer & Assistant Secretary

INDEX TO EXHIBITS

Exhibit Number	Description
99	Registrant’s press release dated June 2, 2008.